SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 9, 2007

Date of Report (date of earliest event reported)

EHEALTH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 EAST MIDDLEFIELD ROAD

MOUNTAIN VIEW, CALIFORNIA 94043

(Address of principal executive offices)

(650) 584-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2007, the Compensation Committee of eHealth, Inc. (the “Company”) awarded bonuses to its executives based on its evaluation of each executive’s performance during 2006, in recognition of progress made by the Company during the fiscal year and for retention purposes. The Compensation Committee approved discretionary bonuses for the named executive officers as follows:

Gary L. Lauer	$180,000
Chairman of the Board of Directors, President and Chief Executive Officer

Robert L. Fahlman	$120,000
Senior Vice President, Carrier Relations and Chief Operating Officer

Stuart M. Huizinga	$60,000
Senior Vice President and Chief Financial Officer

Bruce A. Telkamp	$111,000
Senior Vice President, Business Development and Marketing, General Counsel and Secretary

Dr. Sheldon X. Wang	$132,000
Senior Vice President and Chief Technology Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EHEALTH, INC.

Date: February 12, 2007	By:	/s/ STUART M. HUIZINGA
	Name:	Stuart M. Huizinga
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)